Exhibit 10.22.5.9.5

FIFTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

THE GUARANTORS PARTY HERETO

COMPASS BANK

AS ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER

AND COLLATERAL AGENT

AND

THE LENDERS SIGNATORY HERETO

Effective

November 26, 2012

- i -

FIFTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of November 26, 2012 (the “Effective Date”) by and among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, E O W S MIDLAND COMPANY, a Texas corporation, PRIME OFFSHORE L.L.C., a Delaware limited liability company (“Prime Offshore”), each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, together with their respective successors and assigns, the “Lenders”) and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, as agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and any other Lender Hedge Counterparties (in such capacities, together with its successors in such capacity pursuant to the terms of the Second Amended and Restated Credit Agreement referred to hereinafter, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors (as such term is defined in such Second Amended and Restated Credit Agreement), Prime Offshore (the Initial Guarantors and Prime Offshore, collectively, the “Guarantors”), the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated effective July 30, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated effective September 30, 3010, that certain Second Amendment to Second Amended and Restated Credit Agreement dated effective June 22, 2011, that certain Third Amendment to Second Amended and Restated Credit Agreement dated effective December 8, 2011 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated effective June 25, 2012 (as so amended, the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Initial Guarantors, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1    Terms Defined Above.    As used in this Fifth Amendment to Second Amended and Restated Credit Agreement, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Guarantors,” “Lender,” “Lenders” and “Prime Offshore” shall have the meaning assigned to such term hereinabove.

1.2     Additional Defined Term.    As used in this Amendment, “New Lender” shall mean KeyBank National Association.

1.3     Terms Defined in Agreement.    As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.4     References.    References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.5     Articles and Sections.    This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.6     Number and Gender.    Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.7     Negotiated Transaction.    Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Agreement is amended as follows:

2.1     Amendments to Section 1.2. Section 1.2 of the Agreement is amended as follows:

(a)    the definition of “Collateral” appearing in such Section 1.2 is amended to add the following immediately preceding the period at the end of such definition:

“; provided, however, notwithstanding anything in any Loan Document to the contrary, (a) in no event shall this term include any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) and (b) no Building or Manufactured (Mobile) Home shall be subject to any Lien created by any Loan Document, and each Lender hereby empowers and authorizes the Agent to execute and deliver any and all releases of Liens, termination statements, mortgage amendments or other documents required to effectuate the foregoing”; and

(b)    the following definition is added to such Section 1.2 in the proper alphabetical location:

“Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.”

2.2    Amendment to Section 5.5. Section 5.5 of the Agreement is amended to read as follows in its entirety:

“5.5    Title Opinions; Title Defects; Collateral. Promptly upon the request of the Agent, furnish to the Agent title opinions, in form and substance and by counsel satisfactory to the Agent, or other confirmation of title acceptable to the Agent, covering directly owned Oil and Gas Properties constituting not less than seventy percent (70%) through January 24, 2013 and eighty percent (80%) thereafter of the present value, determined by the Agent in its sole discretion, of the Oil and Gas Properties included in the Borrowing Base; promptly, but in any event within 60 days after notice by the Agent of any defect, material in the opinion of the Agent, in value in the title of the Borrower to any of the directly owned Oil and Gas Properties included in the Borrowing Base, clear such title defects, and, in the event any such title defects are not cured in a timely manner, pay all related costs and fees incurred by the Agent to do so, and provide the Agent, at all times during the term of this Agreement, with valid first priority Liens on directly owned Oil and Gas Properties constituting not less than seventy five percent (75%) through January 24, 2013 and eighty percent (80%) thereafter of the present value, determined by the Agent in its sole discretion, of all the directly owned Oil and Gas Properties included in the Borrowing Base.”

2.3    Substitution of Exhibit IV. Exhibit IV attached to this Amendment is substituted for Exhibit IV to the Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment is expressly subject to receipt by the Agent from the Borrower of payment, in immediately available funds, of the fees provided for in the Fee Letter dated October 25, 2012 between Compass Bank and the Borrower.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Agent and the Lenders hereby acknowledges and agrees that, pursuant to Section 2.10 of the Agreement, as of the Effective Date, the Borrowing Base in effect under the Agreement is $145,000,000 and the Monthly Reduction Amount in effect under the Agreement is $0.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Guarantors does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment. Further to the foregoing, the Borrower and each of the Guarantors specifically represents and warrants to the Lenders and the Agent that no Default or Event of Default exists as of the date of execution of this Amendment and giving effect to this Amendment.

ARTICLE VI

MISCELLANEOUS

6.1    Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2    Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4    Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5    Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

6.7    Scope of Amendment. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

6.8    Assignments among certain Lenders. On the Effective Date, each Bank the Percentage Share of which is increasing pursuant to this Amendment shall purchase a pro rata portion of the outstanding Loans (and participations in Letters of Credit) of each of the Lenders the Commitment Percentages of which are decreasing pursuant hereto (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender shall hold its applicable Percentage Share of the outstanding Loans (and participations in Letters of Credit) after giving effect to this Amendment.

6.9    New Banks. New Lender hereby joins in, becomes a party to and agrees to comply with and be bound by the terms and conditions of the Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Agreement, to the same extent as if such New Bank were an original signatory thereto. New Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (b) it has received a copy of the Agreement and copies of the most recent financial statements delivered pursuant to the

Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender, on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender and (c) from and after the Effective Date, it shall be a party to and be bound by the provisions of the Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

(Signatures appear on following pages)

IN WITNESS WHEREOF, this Fifth Amendment to Second Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION

By:
Beverly A. Cummings Executive Vice President, Treasurer and Chief Financial Officer

GUARANTORS:

PRIMEENERGY MANAGEMENT CORPORATION

By:
Beverly A. Cummings Executive Vice President and Treasurer

PRIME OPERATING COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

EASTERN OIL WELL SERVICE COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

E O W S MIDLAND COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

PRIME OFFSHORE L.L.C.

By:
Beverly A. Cummings Executive Vice President and Chief Executive Officer

(Signatures continue on following pages)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

AGENT:

COMPASS BANK, as Agent

By:
Kathleen J. Bowen Senior Vice President

LENDER:

COMPASS BANK,

By:
Kathleen J. Bowen Senior Vice President

(Signatures continue on following pages)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

(Signatures continue on following pages)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

(Signatures continue on following pages)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:
Mark A. Serice Senior Vice President

(Signatures continue on following page)

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

(Signature page to Fifth Amendment to Second

Amended and Restated Credit Agreement)

EXHIBIT IV

FACILITY AMOUNTS

Name/Address of Lender	Percentage Share	Facility Amount
Compass Bank 24 Greenway Plaza, Suite 1400A Houston, Texas 77046 Attn: Kathleen J. Bowen Facsimile: (713) 499-8722	27.1%	$67,672,413.79

Wells Fargo Bank National Association 1700 Lincoln Street 3rd Floor, MAC C7300-034 Denver, Colorado 80274 Attn: Elaine Cunningham Facsimile: (303) 863-5998	27.1%	$67,672,413.79

JPMorgan Chase Bank, N.A. 712 Main Street 8th Floor South Houston, Texas 77002 Attn: Jo Linda Papadakis Facsimile: (713) 216-7770	22.6%	$56,465,517.24

Amegy Bank National Association 4400 Post Oak Parkway 4th Floor Houston, Texas 77027 Attn: Energy Lending Dept. Facsimile: (713) 561-0345	12.9%	$32,327,586.21

KeyBank National Association 8115 Preston Road Dallas, Texas 75225 Attn: Chulley Bogle Facsimile:	10.3%	$25,862,068.97

	100.0%	$250,000,000.00

Exhibit IV-i